UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-04244

SOUND SHORE FUND, INC.
Three Canal Plaza, Suite 600
Portland, Maine 04101

T. Gibbs Kane, Jr., President
8 Sound Shore Drive
Greenwich, Connecticut 06830

Date of fiscal year end: December 31

Date of reporting period: January 1, 2019 – December 31, 2019

Item 1.  Reports to Stockholders.

 THREE CANAL PLAZA, PORTLAND, ME 04101 1-800-551-1980

December 31, 2019

(Unaudited)

Dear Investor:

The Sound Shore Fund Investor (SSHFX) and Institutional (SSHVX) class shares advanced 8.15% and 8.20%, respectively, in the 4th quarter of 2019, finishing ahead of the Russell 1000 Value Index (Russell Value) which was up 7.41% and trailing the Standard & Poor’s 500 Index (S&P 500) which was up 9.07%. The 2019 full year advances for SSHFX of 23.26% and for SSHVX of 23.50% were behind the advances of the Russell Value’s 26.54% and the S&P 500’s 31.49%. As long term investors, we are proud to highlight that our 20 year average annual returns of 7.59% for the SSHFX and 7.79% for the SSHVX were ahead of the Russell Value’s return of 7.03% and the S&P 500’s return of 6.06%.

We are required by FINRA to say that: Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

Stocks finished higher in 2019 bolstered by steady, if not spectacular, economic growth. Ten plus years into the current bull run, the S&P 500 posted record high closings in December. Accommodative central banks, US unemployment at a 50-year low, few signs of inflation and solid corporate earnings all contributed to positive investor sentiment. It wasn’t smooth sailing from start to finish, however. Uncertainty around politics, trade and tariffs ebbed and flowed throughout the year.

Since 1978, Sound Shore’s contrarian investment philosophy has focused on finding inexpensive, out-of-favor stocks with internally driven earnings and free cash flow improvement. The first three quarters of 2019 looked much like 2018 with investors continuing to crowd into defensive, higher yielding sectors. But there was a marked change in sentiment during the fourth quarter as a backdrop of greater divergence and declining correlations drove Sound Shore’s results. Specifically, we had twelve stocks from six different sectors that rose more than 40% in 2019 including Applied Materials, AON, Bank of America, Citigroup, Eaton, First Data, Lennar, Marsh & McLennan, Microsoft, Mondelez, NXP Semi and Thermo Fisher.

Though card issuer Capital One just missed the list above, it is worth mentioning, as we discussed it last year after the short, sharp selloff in the fourth quarter of 2018. This long-term holding was another strong 2019 performer, gaining 38%. Capital One’s seasoned management team is keeping the company on its front foot through strong credit management and advanced technology platforms. We are keenly aware of the risks and opportunities as the banking industry evolves. Now is the time where scale, technology and brand will drive meaningful market share gains. A leader in digital banking and cloud adoption, Capital One has one of the highest rated mobile banking apps in the industry and we believe is clearly on the right side of disruption. Currently valued below 9 times 2020 consensus earnings and at a 20% discount to book value it remains a core holding.

Similarly, our investment in Eaton, which gained 43% in 2019 and outperformed its industrial peers, is another great Sound Shore case study. Eaton is an electrical equipment maker that we were able to purchase in 2018 when it was trading below normal at 13 times earnings. Over the last ten years, Eaton has methodically repositioned its business mix to a high value-add, electrical parts and aerospace business that now represents greater than 75% of operating earnings. In addition, Eaton’s experienced management is focused on capital efficiency and has executed on improving organic revenue growth and improved profitability. The company is generating substantial free cash flow and returning 6% of capital to shareholders through dividends and buybacks. Even with the stock up 43% in 2019, we believe it is still reasonably valued at 15 times earnings and remains a holding.

Sound Shore’s research process continually forces us to re-evaluate portfolio holdings in order to confirm that our investment theses remain on track. One of our detractors during the year was broadcaster ViacomCBS Inc. (nee CBS Corp.), a legacy media company successfully competing amidst significant industry changes. The company continues to grow its traditional advertising and affiliate fee revenues while significantly expanding its “over the top” streaming subscriber base. Although well known by the Street, the drawn out CBS-Viacom merger created uncertainty for investors and the stock underperformed. With the merger completed in December 2019, we believe targeted synergies and accelerating revenue growth will drive significant incremental value. Attractively valued at 7 times earnings, the company is well positioned as it heads into what should be a very strong year for TV advertising (Olympics & US Presidential election) and content subscriber growth.

Let’s take a step back to review the recent market environment. Over the last 2 years, markets have been averse to uncertainty, as the global buildup of $17 trillion of negative yielding debt, periodic industrial recessions, and trade and political friction have eroded the appetite for longer-term investment horizons. At the same time, slowing global economic expansion has fueled investors’ craving for growth of any variety. This bifurcated market has led to yield- and stability-hungry investors seeking shelter, while growth investors have pursued growth - regardless of valuations. In the process, they have bid up the price-earnings multiples for utility, consumer staples and technology stocks to more than 23 times, and the REITs to more than 36 times, as illustrated in the graph on the following page.

AS RATES FALL, BOND PROXIES SURGE S&P

500 Sector Returns (%) & Trailing P/E Ratios

1/1/18 - 9/30/19

Source: Refinitiv Eikon

Interestingly, in December Sweden, which was the first major country to implement negative rates (in February 2015), raised its rate to 0.00% from -0.25%, becoming the first country to end its negative interest rates. The Bank of England and Bank of Japan each voted to keep their interest rates unchanged and tethered near zero percent. Is this a sign that central banks have begun to consider the unintended consequences of negative rates? Time will tell.

Global 10 Year Yield

Europe and Japan Go Negative

As of 1/8/2020

Source: Refinitiv Eikon

From Sound Shore’s perspective, we don’t need rates to go up. As discussed before, it seems the market has discounted low rates forever, so the important question is…what’s next? We suspect fundamentals driving equity performance and a dose of patience are what matter. We had a taste of that again in the fourth quarter as more traditional value stocks started to see signs of life relative to growth stocks and bond proxies as investors appeared to refocus on company specific fundamentals. Patience was rewarded and Sound Shore outperformed the Russell 1000 Value. Clearly, one quarter does not make a trend, but we are encouraged.

As in prior cycles, when part of the market is driven to unprecedented valuation levels, Sound Shore has lagged the indices, as we remain disciplined in the pursuit of our strategy. It is important to note, each time in the past our performance improves as the cycle plays out. If history is any guide, now is a good time to invest with Sound Shore. Over the past 20 years, we have outperformed the value and broad market indices as shown in the Exhibit below. These results include shorter term periods, like the current one, where our process is out of step and we lag. We believe this track record confirms the merits of our consistent process, though timing is always uncertain.

Sound Shore Fund vs. S&P 500 vs. Russell 1000 Value vs. MS LCV

Cumulative Returns

January 1, 2000 - December 31, 2019

*	Morningstar Large Cap Value Category (Fund’s Category)

Storied investor Gary Brinson summed it up well when he said “I’ve learned that extreme dislocations in markets inevitably occur, and they also inevitably correct themselves. One needs to learn from that the discipline of being patient and having the conviction of one’s own analysis.”

As value investors, we start with price. There are a myriad of expensive stocks in today’s market, so you have to be careful what price you pay, know what you own and why you own it. A quick glance at some of our holdings in the chart below provides a window into the portfolio as a whole. We believe we own sector-winning companies at reasonable valuations that will perform well and create value for our investors.

Name	2020E P/E (1/3/2020)	2020E Free Cash Flow Yield*	Investment Thesis
Bank of America Banking	11.6x	12%**	● Market share winner ● Strong balance sheet; 1x book value
Delta Air Lines Industrial	8.1x	10%	● Steady market leader ● Shareholder yield of 7.5% (dividends & repurchases)
NXP Semiconductors Technology	15.1x	6%	● Analog chip maker ● Connected car/internet of things
Perrigo Pharma	11.8x	8%	● Refocus on core consumer health business ● Spin/sale of Rx segment last restructure
Sabre Corp. Technology	18.4x	8%	● One of the leading data providers for travel industries ● Software (SaaS) business hidden asset
*	Free Cash Flow per share / stock price.
**	Shareholder yield (dividends + share buybacks)/equity market capitalization.

Source: Bloomberg, Refinitiv Eikon. Estimated data as of 1/3/2020

Each of these companies is growing market share, yet trade at a discount to the market as measured by the multiple to free cash flow. To add some further perspective, please note that the stocks in the table above have an average free cash flow yield greater than 8%. That is half the price of the overall market.

With an eye towards 2020, there is a lot to think about as a new decade begins. Sound Shore remains diligent in applying our time-tested contrarian investment process. No doubt, the recent relative performance of value investing has led to questions regarding its utility. Focusing on valuing out-of-favor stocks and identifying company-specific sources of revenue, earnings and cash flow growth, particularly given the market movements we described, should continue to surface profitable investment opportunities.

Our conviction is high and we remain steadfast in our approach. Sound Shore’s portfolio is attractively valued at 12.8 times forward earnings versus 18.2 times for the S&P 500 and 15.0 times for the Russell 1000 Value. As markets return to rewarding company-specific drivers, our holdings should benefit.

Thank you, as always, for your investment alongside ours in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information

The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an Index.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations. The Fund is also subject to other risks, including, but not limited to, risks associated with value investing. FCF (Free Cash Flow) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Data presented reflects that of the underlying holdings of the Fund, not of the Fund itself. Forward P/E (estimated price-to-earnings) is a measure of the P/E using forecasted earnings for the P/E calculation.

The views in this letter were those of the Fund managers as of 12/31/19 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

Investment and Performance Comparison (Unaudited)

The following chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in shares of the Investor Class of the Fund, including reinvested dividends and distributions, with a broad-based securities market index. The Standard and Poor’s 500 Index (the “S&P 500”) is a market-weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends and distributions. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment. The S&P 500 excludes the effect of any expenses, which have been deducted from the Fund’s return. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance cannot predict nor guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results of an investment made today may differ substantially from the Fund’s historical performance. Current performance may be lower or higher than the performance data quoted.

SOUND SHORE FUND - INVESTOR CLASS VS. S&P 500

AVERAGE ANNUAL TOTAL RETURN as of December 31, 2019
	One Year	Five Years	Ten Years
Sound Shore Fund, Inc. Fund — Investor Class	23.26%	6.39%	10.47%
Sound Shore Fund, Inc. Fund — Institutional Class	23.50%	6.56%	10.66%
S&P 500® Index	31.49%	11.70%	13.56%

[1]	Performance information for the Institutional Class, prior to the commencement of operations on December 9, 2013, is based on the performance of the Investor Class, and adjusted for the lower expenses applicable to the Institutional Class. As stated in the current prospectus, dated May 1, 2019, the total annual fund operating expense ratio (gross) is 0.90% for the Investor Class and 0.81% for the Institutional Class. Subsequently for the fiscal year ended December 31, 2019, the total annual operating expense ratio (gross) for the Investor Class was 0.91% and 0.82% for the Institutional Class, as shown in the financial highlights. The Institutional Class’ net expense ratio is 0.75% since the Fund Adviser has agreed to reimburse essentially all of the ordinary expenses of the Institutional Class. This agreement is in effect until at least May 1, 2020. For more information about expense reimbursements please see the Notes to Financial Statements.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2019

Sector Weightings(a) (as of December 31, 2019)
as a percentage of Net Assets (Unaudited)

	Share Amount	Value
Common Stock (96.0%) (a)
Communication Services (6.7%)
Alphabet, Inc., Class A (b)	25,250	$33,819,597
Comcast Corp., Class A	883,950	39,751,232
ViacomCBS, Inc., Class B	705,700	29,618,229
		103,189,058
Consumer Discretionary (5.5%)
General Motors Co.	1,258,100	46,046,460
Lennar Corp., Class A	693,800	38,707,102
		84,753,562
Consumer Staples (3.8%)
Mondelez International, Inc., Class A	521,500	28,724,220
Walmart, Inc.	247,550	29,418,842
		58,143,062

see notes to financial statements.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2019

	Share Amount	Value
Energy (7.9%)
Chevron Corp.	324,950	$39,159,724
EQT Corp.	2,705,100	29,485,590
TOTAL SA, ADR	965,450	53,389,385
		122,034,699
Financials (30.5%)
American International Group, Inc.	992,200	50,929,626
Aon PLC	148,400	30,910,236
Bank of America Corp.	1,236,850	43,561,857
Berkshire Hathaway, Inc., Class B (b)	258,350	58,516,275
Capital One Financial Corp.	611,850	62,965,483
Chubb, Ltd.	193,350	30,096,861
Citigroup, Inc.	715,700	57,177,273
Marsh & McLennan Cos., Inc.	249,650	27,813,507
Morgan Stanley	1,218,900	62,310,168
SVB Financial Group (b)	177,150	44,471,736
		468,753,022
Health Care (16.7%)
Elanco Animal Health, Inc. (b)	1,257,800	37,042,210
Merck & Co., Inc.	556,450	50,609,127
Perrigo Co. PLC	997,150	51,512,769
Pfizer, Inc.	801,950	31,420,401
Thermo Fisher Scientific, Inc.	119,050	38,675,774
UnitedHealth Group, Inc.	160,950	47,316,081
		256,576,362
Industrials (11.6%)
Delta Air Lines, Inc.	834,250	48,786,940
Eaton Corp. PLC	476,050	45,091,456
JetBlue Airways Corp. (b)	1,823,700	34,139,664
Sensata Technologies Holding PLC (b)	926,650	49,918,636
		177,936,696
Information Technology (13.3%)
Applied Materials, Inc.	637,750	38,928,260
Microsoft Corp.	203,450	32,084,065
NXP Semiconductors NV	351,200	44,693,712

see notes to financial statements.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS (Concluded)
DECEMBER 31, 2019

	Share Amount	Value
Information Technology (13.3%) (continued)
Oracle Corp.	754,100	$39,952,218
Sabre Corp.	2,217,850	49,768,554
		205,426,809
Total Common Stock (96.0%) (cost $1,094,073,689)		1,476,813,270

Short-Term Investments (4.3%)
Money Market Fund (4.3%)
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 1.53% (c)	65,704,265	65,704,265
Total Short-Term Investments (4.3%) (cost $65,704,265)		65,704,265

Investments, at value (100.3%) (cost $1,159,777,954)		$1,542,517,535
Other Liabilities Less Assets (-0.3%)		(4,635,135)
Net Assets (100.0%)		$1,537,882,400

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Percentage disclosed reflects the money market fund’s institutional class shares 30-day yield as of December 31, 2019.
ADR	American Depositary Receipt
PLC	Public Limited Company

see notes to financial statements.

SOUND SHORE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2019

ASSETS
Investments, at value (Cost $1,159,777,954)	$1,542,517,535
Receivables:
Capital shares sold	593,572
Dividends	1,159,719
Foreign tax reclaims	223,757
Prepaid expenses	70,954
Total Assets	1,544,565,537

LIABILITIES
Payables:
Capital shares redeemed	5,555,004
Accrued liabilities:
Advisory fees	934,265
Administrator fees	17,295
Transfer agent fees and expenses	76,474
Custodian fees	16,970
Compliance and Treasurer Services fees and expenses	12,500
Professional fees	42,500
Other accrued liabilities	28,129
Total Liabilities	6,683,137
Net Assets	$1,537,882,400

COMPONENTS OF NET ASSETS
Common stock, at Par Value	$36,172
Paid-in Capital	1,154,958,096
Distributable earnings	382,888,132
Net Assets	$1,537,882,400

NET ASSET VALUE
Net Assets - Investor Class Shares	$853,587,850
Shares Outstanding - Investor Class (100,000,000 shares authorized, par value $0.001)	20,125,592
Net Asset Value (offering & redemption price per share) - Investor Class Shares	$42.41
Net Assets - Institutional Class Shares	$684,294,550
Shares Outstanding - Institutional Class (100,000,000 shares authorized, par value $0.001)	16,045,988
Net Asset Value (offering & redemption price per share) - Institutional Class Shares	$42.65

see notes to financial statements.

SOUND SHORE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2019

INVESTMENT INCOME
Income:
Dividend income (net of foreign withholding taxes of $480,342)	$31,966,458
Total Income	31,966,458

Expenses:
Advisory fees (Note 3)	12,832,954
Administrator fees	220,941
Transfer agent fees and expenses - Investor Class Shares	947,635
Transfer agent fees and expenses - Institutional Class Shares	44,449
Custodian fees	111,031
Compliance and Treasurer Services fees and expenses (Note 3)	145,164
Directors' fees and expenses (Note 3)	206,955
Professional fees	123,000
Registration fees - Investor Class Shares	29,111
Registration fees - Institutional Class Shares	30,542
Printing and postage fees - Investor Class Shares	58,590
Printing and postage fees - Institutional Class Shares	37,436
Miscellaneous	89,462
Total Expenses	14,877,270
Expense Reimbursements - Institutional Class Shares (Note 3)	(514,579)
Net Expenses	14,362,691
Net Investment Income	17,603,767

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	103,206,431
Net realized gain on redemption in-kind (Note 6)	13,017,756
Net change in unrealized appreciation on investments	225,693,749
Net realized and unrealized gain on investments	341,917,936
Net increase in net assets from operations	$359,521,703

see notes to financial statements.

SOUND SHORE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31,
	2019	2018
Operations:
Net investment income	$17,603,767	$23,934,302
Net realized gain on investments	116,224,187	102,587,810
Net change in unrealized appreciation (depreciation) on investments	225,693,749	(373,094,090)
Increase (decrease) in net assets from operations	359,521,703	(246,571,978)

Distributions to shareholders:
Investor Class Shares	(62,466,245)	(75,565,883)
Institutional Class Shares	(50,371,253)	(56,962,796)
Total dividends/distributions to shareholders	(112,837,498)	(132,528,679)

Net capital share transactions (Note 6):
Investor Class Shares	(226,850,567)	(205,326,630)
Institutional Class Shares	(149,111,682)	120,368,754
Total capital share transactions	(375,962,249)	(84,957,876)
Total decrease	(129,278,044)	(464,058,533)

NET ASSETS
Beginning of the year	1,667,160,444	2,131,218,977
End of the year	$1,537,882,400	$1,667,160,444

see notes to financial statements.

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2019

1. Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2. Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities, if any, at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period Actual results could differ from those estimates.

The following represents the significant accounting policies of the Fund:

a. Security Valuation

Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value (“NAV”).

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, as defined in Note 3, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2019

the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of December 31, 2019:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$1,476,813,270	$–	$–	$1,476,813,270
Short-Term Investments	65,704,265	–	–	65,704,265
Total Investments	$1,542,517,535	$–	$–	$1,542,517,535

At December 31, 2019, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

b. Security Transactions

Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding tax, which is accrued as applicable. Investment income, realized and

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2019

unrealized gains and losses and certain Fund-level expenses are allocated to each class based on relative average daily net assets. Certain expenses are incurred at the class level and charged directly to that particular class. Class level expenses are denoted as such on the Fund’s Statement of Operations.

c. Dividends and Distributions to Shareholders

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per-share dividend rates are generally due to class-specific fee waivers and expenses. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a return of capital.

d. Federal Taxes

The Fund intends to qualify each year as a regulated investment company and to distribute substantially all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to federal taxation. Therefore, no federal income or excise tax provision is required. For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require the Fund to record a tax liability or would otherwise require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last three tax year-ends 2016 – 2018, and the interim tax period since then).

3. Fees and Expenses

Investment Adviser

The Fund’s investment adviser is Sound Shore Management, Inc. (the “Adviser”). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. Pursuant to an expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reimburse all of the ordinary expenses of the Institutional Class, excluding advisory fees, interest, taxes, securities lending costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and all litigation costs until at least May 1, 2020. This reimbursement is shown on the Statement of Operations as a reduction of expenses, and such amounts are not subject to future recoupment by the Adviser.

Other Services

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”) provides certain administration and portfolio accounting services to the Fund. MUFG Union Bank, N.A. (“Union Bank”) serves as custodian to the Fund.

Apex provides transfer agency services to the Fund.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2019

The Fund also has agreements with various financial intermediaries and “mutual fund supermarkets” under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries effectively provide subtransfer agent services that the Fund’s transfer agent would have otherwise had to provide. In recognition of this, the transfer agent, the Fund and the Fund’s Adviser have entered into an agreement whereby the transfer agent agrees to pay financial intermediaries a portion of the amount denoted on the Statement of Operations as “Transfer agent fees and expenses — Investor Class Shares” that it receives from the Fund for its services as transfer agent for the Investor Class and the Adviser agrees to pay the excess, if any, charged by a financial intermediary for that class.

Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Apex, Union Bank, or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Pursuant to a Compliance Services Agreement with the Fund, Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides a Chief Compliance Officer and Anti-Money Laundering Officer to the Fund as well as some additional compliance support functions. Under a Treasurer Services Agreement with the Fund, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Treasurer to the Fund. Neither the Distributor, FFOS, FMS, nor their employees that serve as officers of the Fund, have any role in determining the investment policies of or securities to be purchased or sold by the Fund.

The Fund pays each director who is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act (“Independent Director”), quarterly fees of $5,000, plus $10,000 per quarterly in-person meeting, $4,000 per quarterly meeting attended telephonically, and $2,000 per special meeting attended in person or telephonically. In addition, the Chairman of the Audit Committee receives a quarterly fee of $2,500.

Certain Officers and Directors of the Fund are officers, directors, or employees of the aforementioned companies.

4.	Purchases and Sales of Securities

The cost of securities purchased and proceeds from sales of securities (excluding short-term investments and in kind transactions) for the fiscal year ending December 31, 2019, aggregated $749,134,439 and $1,169,243,157, respectively.

The cost of securities purchased and proceeds from sales of securities (including in kind transactions) for the fiscal year ending December 31, 2019, aggregated $749,134,439 and $1,208,943,527, respectively.

5.	Federal Income Tax

Cost for federal income tax purposes is $1,159,763,302 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$422,617,708
Gross Unrealized Depreciation	(39,863,475)
Net Unrealized Appreciation	$382,754,233

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2019

Distributions during the fiscal years ended December 31, 2019 and December 31, 2018 were characterized for tax purposes as follows:

	2019	2018
Ordinary Income	$15,873,143	$23,066,133
Long-Term Capital Gain	96,964,355	109,462,546
Total Taxable Distributions	$112,837,498	$132,528,679

On the Statement of Assets and Liabilities, primarily as a result of permanent book to tax differences arising from equity return of capital distributions and in-kind redemption, the following amounts have been reclassified for the year ended December 31, 2019:

Distributable earnings	$(13,061,776)
Paid-in capital	13,061,776

Components of net assets on a federal income tax basis at December 31, 2019, were as follows:

Par Value + Paid-in Capital	$1,154,994,268
Undistributed Ordinary Income	133,899
Net Unrealized Appreciation	382,754,233
Net Assets	$1,537,882,400

At December 31, 2019, the Fund, for federal income tax purposes, had no capital loss carryforwards.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2019

6.	Capital Stock

Transactions in capital stock for the years ended December 31, 2019 and the year ended December 31, 2018, were as follows:

	For the Year Ended December 31, 2019
	Investor Class		Institutional Class
	Shares	Amount	Shares	Amount
Sale of shares	944,830	$39,192,334	3,303,048	$136,323,258
Reinvestment of dividends	1,409,946	59,929,565	1,150,174	49,152,905
Redemption of shares	(7,758,564)	(325,972,466)	(7,818,521)	(334,587,845)
Net decrease from capital transactions	(5,403,788)	$(226,850,567)	(3,365,299)	$(149,111,682)

	For the Year Ended December 31, 2018
	Investor Class		Institutional Class
	Shares	Amount	Shares	Amount
Sale of shares	1,131,174	$51,112,771	6,225,471	$282,702,739
Reinvestment of dividends	1,930,363	72,477,713	1,377,223	51,908,303
Redemption of shares	(7,297,404)	(328,917,114)	(4,807,643)	(214,242,288)
Net increase (decrease) from capital transactions	(4,235,867)	$(205,326,630)	2,795,051	$120,368,754

Redemption proceeds normally are paid in cash. However, the Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions “in-kind” usually occur if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund’s assets). For book purposes, the Fund will recognize a gain on the redemption in-kind to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on a redemption in-kind are generally not recognized for tax purposes. During the year ended December 31, 2019, shares redeemed for the Institutional Class included redemption in-kind transactions of 930,645 shares valued at $41,283,396. The Fund had realized gains on these transactions of $13,017,756 recorded in the accompanying Statement of Operations.

7.	Risks

As of December 31, 2019, the Fund invested a significant portion of its assets in securities in the Financials sector. Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

8.	Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

SOUND SHORE FUND, INC.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Year Ended December 31,
	2019		2018	2017	2016	2015
Investor Class Shares
Net Asset Value, Beginning of Year	$37.03		$45.89	$44.17	$41.30	$48.79
Investment Operations
Net investment income (a)	0.40		0.50	0.51	0.45	0.39
Net realized and unrealized gain (loss) on investments	8.20		(6.27)	6.63	5.57	(2.75)
Total from Investment Operations	8.60		(5.77)	7.14	6.02	(2.36)
Distributions from
Net investment income	(0.39)		(0.51)	(0.52)	(0.46)	(0.39)
Net realized gains	(2.83)		(2.58)	(4.90)	(2.69)	(4.74)
Total Distributions	(3.22)		(3.09)	(5.42)	(3.15)	(5.13)
Net Asset Value, End of Year	$42.41		$37.03	$45.89	$44.17	$41.30
Total Return	23.26%		(12.62)%	16.22%	14.63%	(5.02)%
Ratios/Supplemental Data
Net Assets at End of Year (in thousands)	$853,588		$945,244	$1,365,922	$1,464,566	$1,462,946
Ratios to Average Net Assets:
Expenses	0.91%		0.90%	0.90%	0.91%	0.93%
Net Investment Income	0.95%		1.10%	1.06%	1.05%	0.80%
Portfolio Turnover Rate (b)	46	%(d)	56%	44%	46%	39	%(c)

(a)	Calculated based on average shares outstanding during each year.
(b)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(c)	Amount excludes redemption in-kind of $30,223,998.

SOUND SHORE FUND, INC.

FINANCIAL HIGHLIGHTS (Continued)

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Institutional Class Shares
Net Asset Value, Beginning of Year	$37.19	$46.06	$44.29	$41.38	$48.87
Investment Operations
Net investment income (a)	0.47	0.58	0.60	0.52	0.48
Net realized and unrealized gain (loss) on investments	8.25	(6.32)	6.64	5.58	(2.75)
Total from Investment Operations	8.72	(5.74)	7.24	6.10	(2.27)
Distributions from
Net investment income	(0.43)	(0.55)	(0.57)	(0.50)	(0.48)
Net realized gains	(2.83)	(2.58)	(4.90)	(2.69)	(4.74)
Total Distributions	(3.26)	(3.13)	(5.47)	(3.19)	(5.22)
Net Asset Value, End of Year	$42.65	$37.19	$46.06	$44.29	$41.38
Total Return	23.50%	(12.50)%	16.40%	14.80%	(4.84)%
Ratios/Supplemental Data
Net Assets at End of Year (in thousands)	$684,295	$721,916	$765,297	$499,591	$450,442
Ratios to Average Net Assets:
Expenses (gross) (b)	0.82%	0.81%	0.81%	0.82%	0.83%
Expenses (net)	0.75%	0.75%	0.75%	0.75%	0.75%
Net Investment Income	1.12%	1.27%	1.25%	1.21%	0.98%
Portfolio Turnover Rate (c)	46%	56%	44%	46%	39	%(d)

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Amount excludes redemption in-kind of $30,223,998.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders of Sound Shore Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sound Shore Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended December 31, 2015 were audited by other auditors whose report, dated February 29, 2016, expressed an unqualified opinion on such statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Sound Shore Fund, Inc. since 2016.
Philadelphia, Pennsylvania

February 21, 2020

SOUND SHORE FUND, INC.

ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2019

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses - The Actual Return lines of the table below provide information about actual account values and actual expenses for each share class. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual Return line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The Hypothetical Return lines of the table below provide information about hypothetical account values and hypothetical expenses based on each class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*
Investor Class Actual Return	$1,000.00	$1,054.82	$4.71
Investor Class Hypothetical Return	$1,000.00	$1,020.62	$4.63
Institutional Class Actual Return	$1,000.00	$1,055.80	$3.89
Institutional Class Hypothetical Return	$1,000.00	$1,021.42	$3.82

*

Expenses are equal to the Investor Class' and Institutional Class' annualized expense ratios of 0.91% and 0.75% respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent one-half year period.

SOUND SHORE FUND, INC.

ADDITIONAL INFORMATION (Unaudited)(Continued)
DECEMBER 31, 2019

Federal Tax Status of Dividends Declared during the Fiscal Year (Unaudited)

Income Dividends - For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund paid income dividends of $15,873,143 for the tax year ended December 31, 2019, of which $0 were short-term capital gain dividends. The Fund designated 100% of its income dividend distributed as qualifying for the corporate dividends-received deductions (DRD) and 100% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 0% of its income dividends as qualified interest income (QII) and 0% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Capital Gain and other distributions - The Fund paid long-term capital gain dividends of $96,964,355.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s website at http://www.soundshorefund.com. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov under the name of the Sound Shore Fund.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s website at http://www.soundshorefund.com. This information is available on the SEC’s website at http://www.sec.gov under the name of the Sound Shore Fund.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the SEC’s website at http://www.sec.gov under the name of the Sound Shore Fund.

SOUND SHORE FUND, INC.

ADDITIONAL INFORMATION (Unaudited)(Continued)

DECEMBER 31, 2019

Directors and Officers of the Fund

The following is relevant information regarding Directors and Officers of the Fund:

Name, Address and Birth Date	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director
Independent Directors
Harry W. Clark c/o Sound Shore Fund, Inc. Three Canal Plaza, Suite 600 Portland, ME 04101 Birth Date: March 1949	Director; Audit Committee (member); Nominating Committee (member); Valuation Oversight Committee	January 2006 to present	Managing Partner, Stanwich Group LLC (public policy consulting firm) since January 2001; Senior Counselor, Brunswick Group LLC (international financial communications consulting firm) since January 2005.	Director, U.S. Chamber of Commerce Foundation since 2005.
H. Williamson Ghriskey, Jr. c/o Sound Shore Fund, Inc. Three Canal Plaza, Suite 600 Portland, ME 04101 Birth Date: May 1944	Director; Audit Committee (member); Nominating Committee (member); Valuation Oversight Committee	January 2006 to present	Senior Managing Director/Portfolio Management, First Republic Investment Management (investment counseling firm) since September 1978.	Past President of Investment Advisor Association 1990-1992.
David Blair Kelso c/o Sound Shore Fund, Inc. Three Canal Plaza, Suite 600 Portland, ME 04101 Birth Date: September 1952	Lead Independent Director; Audit Committee (Chair); Nominating Committee (Chair); Valuation Oversight Committee; Audit Committee Financial Expert	January 2006 to present	Managing Partner, Kelso Advisory Services (consulting firm), since October 2003; Trustee Emeritus, Connecticut College, since October 2007; Trustee, Darden School of Business Administration, University of Virginia, since October 2015; Director, Round Hill Development Corp. (resort development firm), since 2006; Trustee, New Orleans Museum of Art, since February 2016; Director, Aspen Holdings, Inc. (insurance firm), (2005 – April 2011); Executive Vice President, Strategy & Finance, Aetna, Inc. (insurance firm); Chairman Aetna Life Insurance Company, (September 2001 – September 2003); Chief Financial Officer, Executive Vice President, and Managing Director, Chubb, Inc. (insurance firm), August 1996 –August 2001.	Director, EXL Service Holdings, Inc. (since July 2006) Director, Assurant, Inc. (March 2007 - February 2015).

(1)	Terms of Service is until his/her successor is elected or qualified or until his/her earlier resignation or removal.

SOUND SHORE FUND, INC.

ADDITIONAL INFORMATION (Unaudited)(Concluded)

DECEMBER 31, 2019

Name, Address and Birth Date	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director
Interested Directors(2)
Harry Burn, III, M.B.A. 8 Sound Shore Drive Greenwich, Connecticut 06830 Birth Date: January 1944	Chairman and Director	April 1985 to present (Chairman September 1992 to present)	Co-Chairman and Director, Sound Shore Management, Inc., since 1978; Chartered Financial Analyst.
T. Gibbs, Kane, Jr. (2) 8 Sound Shore Drive Greenwich, Connecticut 06830 Birth Date: May 1947	President and Director	April 1985 to present	Co-Chairman and Director, Sound Shore Management, Inc., since 1977; Chartered Financial Analyst.
Officers
Lowell E. Haims 8 Sound Shore Drive Greenwich, Connecticut 06830 Birth Date: May 1967	Secretary; Valuation Oversight Committee	October 2010 to present	Chief Administrative Officer, Sound Shore Management, Inc., since October 2005; Chief Compliance Officer, Sound Shore Management Inc., since June 2007; Chartered Financial Analyst.
Charles S. Todd Three Canal Plaza, Suite 100 Portland, ME 04101 Birth Date: September 1971	Treasurer; Valuation Oversight Committee	June 2009 to present	Foreside, Senior Managing Director, Fund and Adviser Compliance (since 2018); Foreside, Business Head Fund Officer & Compliance Services, since (2015-2017); Foreside Management Services, LLC, Business Head, Treasurer Services (2012 – 2015); Director (2008 – 2012).
Nancy J. Tyminski 899 Cassatt Road, 400 Berwyn Park, Suite 110 Berwyn, Pennsylvania 19312 Birth Date: November 1962	Chief Compliance Officer	June 2019 to present	Director, Foreside Fund Officer Services, LLC (f/k/a Foreside Compliance Services, LLC) (June 2019 to present); Senior Due Diligence Officer, Foreside Financial Group, LLC (2015 – 2019); Deputy Chief Compliance Officer, PNC Funds, PNC Bank, N.A. (2011 – 2015).

(1)	Terms of Service is until his/her successor is elected or qualified or until his/her earlier resignation or removal.

(2)	Harry Burn, III and T. Gibbs Kane, Jr. are “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act by virtue of their position as shareholders, senior officers, and Directors of the Adviser. Each is a portfolio manager of the Fund.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Directors. The SAI is available without charge, by contacting the Fund at (800) 551-1980.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Apex Fund Services

Portland, Maine

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and Distribution Paying Agent

Apex Fund Services

Portland, Maine

Custodian

MUFG Union Bank, N.A.

San Francisco, California

Fund Counsel

Sullivan and Worcester LLP

New York, New York

Independent Registered

Public Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania

207-ANR-1219

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

Three Canal Plaza
Portland, ME 04101
http://www.soundshorefund.com
(800) 551-1980

Annual Report

DECEMBER 31, 2019

SOUND SHORE FUND

Item 2. Code of Ethics.
Sound Shore Fund, Inc. maintains a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by the Report, there were no amendments to the Code of Ethics as filed nor were there any waivers from its provisions granted.

Item 3. Audit Committee Financial Expert.
The Board of Directors has determined that David Blair Kelso, who meets the definition of an independent director as specified by Item 3, is an “audit committee financial expert” as that term is defined by applicable regulator guideline.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $20,000 in 2019 and $20,000 in 2018.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item 4 were $0 in 2019 and $0 in 2018.

(c) Tax Fees – The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning (“Tax Fees”) were $2,500 in 2019 and $2,500 in 2018. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees – There were no other fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) Pre-Approval Requirements for Audit and Non-Audit Services. The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” to be provided to Sound Shore Management, Inc. (“Sound Shore Management”), the Fund’s investment adviser, by the Fund’s independent auditor if the engagement relates to the operations and financial reporting of the Fund. The Audit Committee considers whether fees paid by Sound Shore Management for audit and permissible non-audit services are consistent with the independent auditor’s independence. Pre-approval of any permissible non-audit services provided to the Fund is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or its authorized delegate(s). Pre-approval of permissible non-audit services rendered to Sound Shore Management is not required if provided. The Audit Committee may delegate to one or more of its members authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a delegate will be presented to the full Audit Committee at its next meeting.

(e)(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2- 01 of Regulation S-X.

(f) Not applicable as less than 50%.

(g) The aggregate fees billed in the Reporting Periods for Non-Audit Services by the principal accountant to the Registrant and Sound Shore Management were $2,500 in 2019 and $2,500 in 2018.

(h) The Registrant’s Audit Committee considers the provision of any non-audit services rendered to the investment adviser, to the extent applicable, in evaluating the independence of the Registrant’s principal accountant. Any services provided by the principal accountant to the Registrant or to Sound Shore Management requiring pre-approval were pre-approved.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Schedule of Investments.
(a)	Included as part of the report to stockholders under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”) based on their evaluation of the registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13. Exhibits.
(a)(1) A copy of the Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUND SHORE FUND, INC.

By	/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date	2/21/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date	2/21/20

By	/s/ Charles S. Todd
Charles S. Todd, Treasurer

Date	2/21/20